Exhibit 10.1

Execution Version

AMENDMENT NO. 5 TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

THIS AMENDMENT NO. 5 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of January 13, 2021, is entered into by and among Eagle Materials Inc., as the Borrower, the Lenders party hereto and JPMorgan Chase Bank, N.A., as the Administrative Agent, Issuing Bank and Swingline Lender. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Credit Agreement referenced below.

WITNESSETH

WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to a Third Amended and Restated Credit Agreement, dated as of October 30, 2014 (as amended by that certain Amendment No. 1 to Third Amended and Restated Credit Agreement, dated as of August 10, 2015, as amended by that certain Amendment No. 2, dated as of August 2, 2016, as amended by that certain Amendment No. 3, dated as of December 20, 2019, as amended by that certain Amendment No. 4, dated as of April 9, 2020 and as further amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement” and as may be amended, restated, supplemented or otherwise modified from time to time (including by this Amendment), the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Extending Lender (as defined below), Lenders constituting Required Lenders (including for the avoidance of doubt, the Extending Lender), the Administrative Agent, the Issuing Bank and the Swingline Lender (i) agree to convert and continue the 2021 Revolving Loans and 2021 Commitments of the 2021 Lender party hereto (the “Extending Lender”) to 2022 Revolving Loans and 2022 Commitments, so that such Loans and Commitments are the same Class as the 2022 Revolving Loans and 2022 Commitments and (ii) make certain other amendments to the Existing Credit Agreement; and

WHEREAS, the Extending Lender, Lenders constituting Required Lenders (including for the avoidance of doubt, the Extending Lender), the Administrative Agent, the Issuing Bank and the Swingline Lender have agreed to such amendments on the terms and conditions set forth herein;

WHEREAS, JPMorgan Chase Bank, N.A. has agreed to act as lead arranger and bookrunner for this Amendment.

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.    Amendments to Existing Credit Agreement. (a) Effective on the Amendment No. 5 Effective Date, the 2021 Revolving Loans and 2021 Commitments, as in effect immediately prior to the Amendment No. 5 Effective Date, are converted and continued hereby as 2022 Revolving Loans and 2022 Commitments, respectively (the “2021 Revolving Extension”).

(b)    The Lenders party hereto, constituting Required Lenders (including for the avoidance of doubt, the Extending Lender) hereby (i) consent to the 2021 Revolving Extension and (ii) agree that after giving effect to the 2021 Revolving Extension, all 2021 Commitments and 2021 Revolving Loans of the Extending Lender shall be deemed to be 2022 Revolving Loans and 2022 Commitments, respectively, and shall be treated as the same Class for all purposes under the Credit Agreement.

(c)    Section 1.01 of the Existing Credit Agreement is hereby amended by inserting in alphabetical order the following new definitions:

““Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.”

““Resolution Authority” means (a) with respect to any EEA Financial Institution, an EEA Resolution Authority and (b) with respect to any UK Financial Institution, a UK Resolution Authority.”

““UK Financial Institutions” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.”

““UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.”

(d)    The following definitions set forth in Section 1.1 of the Existing Credit Agreement are hereby amended and restated in their respective entireties to read as follows:

““Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.”

““Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation or rule for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).”

““EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of

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an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.”

““Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.”

(e)    Section 9.18 of the Existing Credit Agreement is hereby amended by replacing (i) each reference therein to “EEA Financial Institution” or “EEA Financial Institutions” with references to “Affected Financial Institution” or “Affected Financial Institutions”, as applicable and (ii) each reference therein to “an EEA Resolution Authority” or “any EEA Resolution Authority” with references to “the applicable Resolution Authority”.

(f)    Schedule 2.01 to the Existing Credit Agreement is hereby amended and restated in its entirety as set forth on Schedule 1 hereto.

Section 2.    Conditions of Effectiveness. This Amendment shall become effective on the date hereof (the “Amendment No. 5 Effective Date”) upon the satisfaction of the following conditions precedent:

(a)    The Administrative Agent shall have received counterparts to this Amendment, duly executed by each of the Borrower, the Extending Lender, Lenders constituting Required Lenders (including for the avoidance of doubt, the Extending Lender), the Administrative Agent, the Issuing Bank and the Swingline Lender;

(b)    The Administrative Agent shall have received favorable written opinions (addressed to the Administrative Agent and the Lenders and dated the Amendment No. 5 Effective Date) of (i) Sidley Austin LLP, counsel for the Loan Parties, and (ii) in-house legal counsel for the Loan Parties, in each case, covering such matters relating to the Loan Parties and this Amendment as the Administrative Agent shall reasonably request;

(c)    The Administrative Agent shall have received certificates of the secretary or an assistant secretary of each Loan Party (or, if any Loan Party does not have a secretary or assistant secretary, any other Person duly authorized to execute such a certificate on behalf of such Loan Party), certifying as to (i) specimen signatures of the persons authorized to execute Loan Documents to which such Loan Party is a party, (ii) copies of resolutions of the board of directors or other appropriate governing body of such Loan Party authorizing the execution and delivery of

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this Amendment and (iii) copies of such Loan Party’s constituent organizational documents or a statement that such constituent organizational documents have not changed since the time each Loan Party last provided a certification in respect thereof;

(d)    The Administrative Agent shall have received, for each Loan Party, a certificate of good standing (or the equivalent) from the appropriate governing agency of such Loan Party’s jurisdiction of organization (to the extent the concept of good standing is applicable in such jurisdiction);

(e)    The Administrative Agent shall have received, at least three Business Days prior to the Amendment No. 5 Effective Date, all documentation and other information regarding the Borrower requested in connection with applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act, to the extent requested in writing of the Borrower at least 10 Business Days prior to the Amendment No. 5 Effective Date; and

(f)    The Administrative Agent shall have received payment of the Administrative Agent’s and its affiliates’ fees and reasonable out-of-pocket expenses (including reasonable out-of-pocket fees and expenses of counsel for the Administrative Agent) in connection with this Amendment and any other Loan Document, and for which invoices have been presented at least one (1) Business Day prior to the Amendment No. 5 Effective Date, in each case, to the extent payment is required by Section 9.03(a) of the Credit Agreement.

Section 3.    Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:

(a)    This Amendment has been duly executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding at law or in equity.

(b)    Immediately after giving effect to this Amendment, the representations and warranties of the Borrower set forth in the Credit Agreement are true and correct in all material respects (except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty shall be true and correct in all respects), on and as of the date hereof, except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty is true and correct in all material respects (except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty shall be true and correct in all respects) on and as of such earlier date.

(c)    Immediately before and after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

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Section 4.    Effect on Credit Agreement.

(a)    Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,’ “herein” or words of like import shall mean and be a reference to such Agreement, as amended and modified hereby.

(b)    Except as specifically amended and modified above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect, and are hereby ratified and confirmed.

(c)    The execution, delivery and effectiveness of this Amendment shall neither, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

Section 5.    Consent of Guarantors. Each Guarantor hereby (a) consents to this Amendment, and to the amendments and modifications to the Credit Agreement pursuant hereto and (b) acknowledges the effectiveness and continuing validity of (and ratifies and affirms) its obligations under or with respect to the Subsidiary Guaranty pursuant to the terms thereof, in each case after giving effect to this Amendment and that such obligations are without defense, setoff and counterclaim.

Section 6.    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

Section 7.    Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

Section 8.    Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A facsimile or PDF copy of any signature hereto shall have the same effect as the original thereof. This Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

EAGLE MATERIALS INC., as Borrower

By:	/s/ D. Craig Kesler
Name:	D. Craig Kesler
Title:	Executive Vice President – Finance and Administration and Chief Financial Officer

By their execution below, each of the undersigned hereby evidences their consent and acknowledgment to the matters set forth in Section 5 of this Amendment.

IC ENERGY LLC

By	/s/ William R. Devlin
Name:	William R. Devlin
Title:	Vice President

[Signature Page to Amendment No. 5]

3D CONCRETE LLC

AG DALLAS LLC

AG SOUTH CAROLINA LLC

AMERICAN GYPSUM COMPANY LLC

AMERICAN GYPSUM MARKETING COMPANY LLC

AUDUBON MATERIALS LLC

AUDUBON READYMIX LLC

CCP CEMENT LLC

CCP CONCRETE/AGGREGATES LLC

CCP GYPSUM LLC

CCP LAND LLC

CCP LEASING LLC

CENTEX CEMENT LLC

CENTEX MATERIALS LLC

CPCC LAND COMPANY LLC

EAGLE CEMENT COMPANY LLC

EAGLE MATERIALS IP LLC

EAGLE SPIN COMPANY INC.

FAIRBORN CEMENT COMPANY LLC

FARMING SOLUTIONS HOLDINGS LLC

FARMING SOLUTIONS LLC

HOLLIS & EASTERN RAILROAD COMPANY LLC

ILLINOIS CEMENT COMPANY LLC

KANSAS CITY AGGREGATE LLC

KANSAS CITY FLY ASH LLC

KANSAS CITY READYMIX LLC

KOSMOS CEMENT COMPANY LLC

MICHIGAN CEMENT COMPANY LLC

MOUNTAIN CEMENT COMPANY LLC

MOUNTAIN LAND & CATTLE COMPANY LLC

NEVADA CEMENT COMPANY LLC

REPUBLIC PAPERBOARD COMPANY LLC

RIO GRANDE DRYWALL SUPPLY CO. LLC

SKYWAY CEMENT COMPANY LLC

TEXAS CEMENT COMPANY

TLCC GP LLC

TLCC LP LLC

TULSA CEMENT LLC

WESTERN CEMENT COMPANY OF CALIFORNIA

WISCONSIN CEMENT COMPANY LLC

By	/s/ D. Craig Kesler
Name:	D. Craig Kesler
Title:	Senior Vice President

[Signature Page to Amendment No. 5]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

JPMORGAN CHASE BANK, N.A., as Administrative Agent, the Issuing Bank, the Swingline Lender and as a Lender

By:	/s/ Alexander Vardaman
Name:	Alexander Vardaman
Title:	Authorized Officer

[Signature Page to Amendment No. 5]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

TEXAS CAPITAL BANK, NATIONAL ASSOCIATION, as the Extending Lender

By:	/s/ Chad Smith
Name:	Chad Smith
Title:	Executive Vice President

[Signature Page to Amendment No. 5]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Jennifer Yan
Name:	Jennifer Yan
Title:	Senior Vice President

[Signature Page to Amendment No. 5]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

Truist Bank, as a Lender

By:	/s/ Chris Hursey
Name:	Chris Hursey
Title:	Director

[Signature Page to Amendment No. 5]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

Wells Fargo Bank, N.A., as a Lender

By:	/s/ Andrew M. Widmer
Name:	Andrew M. Widmer
Title:	Senior Vice President

[Signature Page to Amendment No. 5]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

PNC Bank, National Association, as a Lender

By:	/s/ R. Ruining Nguyen
Name:	R. Ruining Nguyen
Title:	Senior Vice President

[Signature Page to Amendment No. 5]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

The Northern Trust Company, as a Lender

By:	/s/ Tim Rohde
Name:	Tim Rohde
Title:	Vice President

[Signature Page to Amendment No. 5]

Schedule 1

SCHEDULE 2.01 TO EAGLE MATERIALS INC. THIRD AMENDED AND RESTATED

CREDIT AGREEMENT

2021 Commitments

None

2022 Commitments

Lender	Commitments
JPMorgan Chase Bank, N.A.	$112,500,000
Bank of America, N.A.	$105,000,000
Truist Bank, formerly known as Branch Banking and Trust Company, and as successor by merger to SunTrust Bank	$175,000,000
Wells Fargo Bank, N.A.	$105,000,000
PNC Bank, National Association	$105,000,000
Texas Capital Bank, National Association	$83,750,000
The Northern Trust Company	$63,750,000
Total:	$750,000,000